Wegener Adaptive Growth Fund

a series of the Wegener Investment Trust

Supplement Dated December 27, 2013

to Prospectus Dated November 1, 2013

The Board of Trustees of the Wegener Investment Trust has concluded, based on the recommendation of Wegener, LLC, that it is in the best interests of the Wegener Adaptive Growth Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on December 30, 2013.

Effective December 27, 2013, the Fund will no longer pursue its stated investment objective.  The Fund has begun liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO DECEMBER 30, 2013 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to December 30, 2013, you may redeem your account, including reinvested distributions, in accordance with “How to Redeem Shares” section in the Prospectus.  If you have questions or need assistance, please contact Mutual Shareholder Services, LLC at 1-800-595-4077.

This Supplement and the existing Prospectus dated November 1, 2013 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated November 1, 2013 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-595-4077.